EXHIBIT 10.5

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Security Agreement”), dated as of June 18, 2012, between Imperial Industries, Inc., a Delaware corporation ("Borrower"), Premix-Marbletite Manufacturing Co., Inc., Florida corporation (“Premix,” and Borrower and Premix, each a “Grantor” and collectively, the “Grantors”), and Q.E.P. Co., Inc., a Delaware corporation (together with its successors and assigns, "Lender").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Bridge Loan Agreement dated as of the date hereof by and among the Grantors and Lender (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Bridge Loan Agreement”), Lender has agreed to make the Loan to Borrower;

WHEREAS, Premix is a wholly-owned subsidiary of Borrower and as such will derive direct and indirect economic benefits from the Loan made to Borrower pursuant to the Bridge Loan Agreement; and

WHEREAS, in order to induce Lender to enter into the Bridge Loan Agreement and the other Loan Documents and to induce Lender to make the Loan as provided for in the Bridge Loan Agreement, the Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS.

(a) All capitalized terms (including in the recitals)used but not otherwise defined herein have the meanings given to them in the Bridge Loan Agreement or in Annex A thereto.  All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

(b) "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

2. GRANT OF LIEN.

(a) To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, a Lien upon all of its right, title and interest in, to and under all real property, personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the “Collateral”), including, but not limited to:

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all General Intangibles (including Payment Intangibles and Software);

(v) all Goods (including Inventory, Equipment and Fixtures);

(vi) all Instruments;

(vii) all Deposit Accounts of such Grantor, including Blocked Accounts, Concentration Accounts, Disbursement Accounts, and all other bank accounts and all deposits therein;

(viii) all money, cash or cash equivalents of such Grantor;

(ix) all Supporting Obligations and Letter-of Credit Rights of such Grantor;

(x) theCommercial Tort Claims listed on Schedule V hereto;

(xi) all real estate and real estate interests; and

(xii) to the extent not otherwise included, all contracts and contract rights, all obligations owing to any Grantor of every kind and nature, all tax refunds of every kind and nature, all Proceeds, tort claims, insurance claims and other rights to payment not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

(b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Lender as aforesaid, each Grantor hereby grants to Lender, a right of setoff against the property of such Grantor held by Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

3. LENDER’S RIGHTS; LIMITATIONS ON LENDER’S OBLIGATIONS.

(a) Lender shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Lender of any payment relating to any Contract or License pursuant hereto.  Lender shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Grantors under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) Lender may at any time after an Event of Default has occurred and is continuing without prior notice to the Grantors, notify Account Debtors and other Persons obligated on the Collateral that Lender has a security interest therein, and that payments shall be made directly to Lender andupon the request of Lender, the Grantors shall so notify Account Debtors and other Persons obligated on Collateral.  Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without Lender’s prior written consent, unless and until an Event of Default is cured.

(c) Lender may at any time in Lender’s own name or in the name of each Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Lender’s reasonable satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper and/or Payment Intangibles.  If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall prepare and deliver to Lender at any time and from time to time promptly upon Lender’s request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Lender may request.  Each Grantor, at its own expense, shall deliver to Lender the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

4. REPRESENTATIONS AND WARRANTIES.

Each Grantor represents and warrants that:

(a) Such Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than as provided on Schedule IV hereto.

(b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by such Grantor in favor of Lender pursuant to this Security Agreement or the other Loan Documents, and (ii)  in connection with the Liens set forth onSchedule IV hereto.

(c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Lender, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code.  Such Lien is prior to all other Liens, other than the Liens set forth onSchedule IV hereto that would be prior to Liens in favor of Lender as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from such Grantor.  All action by such Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

(d) Schedule II hereto lists all Instruments, Letter-of-Credit Rights and Chattel Paper of such Grantor.  All action by such Grantor necessary or desirable to protect and perfect the Lien of Lender on each item set forth on Schedule II (including the delivery of all originals thereof to Lender and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken.  The Lien of Lender on the Collateral listed on Schedule II hereto is prior to all other Liens and is enforceable as such against any and all creditors of and purchasers from such Grantor.

(e) Such Grantor’s name as it appears in official filings in the state of its incorporation, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor’s state of incorporation or a statement that no such number has been issued, federal employer identification number issued to such Grantor, such Grantor’s state of incorporation, the location of such Grantor’s chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule III hereto.  Such Grantor has only one state of incorporation.

(f) Schedule VI hereto is a true and correct list for such Grantor of all United States federal patents and patent applications, trademark registrations and applications, registered designs and design applications, and copyright registrations and applications owned by such Grantor (except, for the avoidance of doubt, as otherwise indicated on Schedule VI), including the name of the owner, title, registration or application number of any registrations or applications.

5. COVENANTS.

Each Grantor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Termination Date:

(a) Further Assurances; Pledge of Instruments; Chattel Paper.

(i) At any time and from time to time, upon the written request of Lender and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any License or Contract held by such Grantor and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

(ii) Unless Lender shall otherwise consent in writing (which consent may be revoked), such Grantor shall deliver to Lender all Collateral consisting of negotiable Documents, Chattel Paper and Instruments (in each case, accompanied by allonges or other instruments of transfer executed in blank) promptly after such Credit Party receives the same.

(iii) Such Grantor hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  Such Grantor agrees to furnish any such information to the Lender promptly upon request.  Such Grantor also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(iv) Such Grantor shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify Lender of any Commercial Tort Claim acquired by it and unless otherwise consented by Lender, such Grantor shall enter into a supplement to this Security Agreement, granting to Lender a Lien in such Commercial Tort Claim.

(b) Maintenance of Records.  Such Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral.  Such Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby.  If such Grantor retains possession of any Chattel Paper or Instruments with Lender’s consent, such Chattel Paper and Instruments shall be marked with the following legend:  “This writing and the obligations evidenced or secured hereby are subject to the security interest of Q.E.P. Co., Inc., as Lender”.

(c) Covenants Regarding Patent, Trademark and Copyright Collateral.

(i) Such Grantor shall notify Lender immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(ii) In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Lender prior written notice thereof, and, upon request of Lender, such Grantor shall execute and deliver any and all Intellectual Property Security Agreements as Lender may reasonably request to evidence Lender’s Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(iii) Such Grantor shall take all actions necessary or reasonably requested by Lender to maintain and pursue each application filed by such Grantor for a Patent, Trademark or Copyright, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

(d) Indemnification.  In any suit, proceeding or action brought by Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, such Grantor will save, indemnify and keep Lender harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Person obligated on the Collateral, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction.  All such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Lender.

(e) Compliance with Terms of Accounts, etc.  In all material respects, such Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

(f) Limitation on Liens on Collateral.  Such Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral other than the Liens set forth onSchedule IV hereto, and will defend the right, title and interest of Lender in and to any of such Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.

(g) Notices.  Such Grantor will advise Lender promptly, in reasonable detail, (i) of any Lien (other than the Liens set forth onSchedule IV hereto) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

(h) No Reincorporation; No Name Change.  Without limiting the prohibitions on mergers involving the Grantors contained in the Bridge Loan Agreement, without the prior written consent of Lender, each Grantor shall not (i) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof, (ii) change its corporate name or (iii) change its principal place of business.

(i) Terminations; Amendments Not Authorized.  Each such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to such Grantor's rights under Section 679.509(3) of the Code.Upon payment of all of the Obligations under the Bridge Loan Agreement, Lender will immediately, at such Grantor’s expense, deliver to such Grantor for filing or authorize such Grantor to prepare and file termination statements, releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

6. LENDER’S APPOINTMENT AS ATTORNEY-IN-FACT.

(a) Solely upon the occurrence and during the continuance of an Event of Default, each Grantor hereby irrevocably constitutes and appoints Lender as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor for the purpose of carrying out the terms of this Security Agreement, and hereby gives said attorney the power and right, on behalf of such Grantor, upon three (3) Business Days notice to such Grantor, to do the following, except for Section 6(a) (ii) below:

(i) generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Code as adopted in the filing jurisdiction set forth on Schedule I hereto and as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at such Grantor’s expense, at any time, or from time to time, all acts and things which Lender deems necessary or useful to protect, preserve or realize upon the Collateral and Lender’s security interest therein, in order to effect the intent of this Security Agreement, all no less fully and effectively as such Grantor might do, including, without limitation, the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral;

(ii) to file such financing statements with respect hereto, with or without such Grantor's signature, or a photocopy of this Security Agreement in substitution for a financing statement, as Lender may deem appropriate and to execute in such Grantor's name such financing statements and amendments thereto and continuation statements which may require such Grantor's signature;

(iii) in the event that any other security interest or lien attaches to the Collateral, other than the security interest to Lender, to request and to enforce any right of such Grantor to obtain accountings and information from such other secured party or lien holder relating to the obligations secured and collateral securing such security interest or lien.  Such Grantor agrees to pay or reimburse Lender upon demand for any charges resulting from such requests for information.

(b) To the extent permitted by law, such Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and is irrevocable.

(c) The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to such Grantor for any act or failure to act, except for Lender's own gross negligence or willful misconduct.

7. REMEDIES; RIGHTS UPON DEFAULT.

(a) In addition to all other rights and remedies granted to it under this Security Agreement, the Bridge Loan Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Lender may exercise all rights and remedies of a secured party under the Code.  Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor notice and opportunity for a hearing on Lender’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk.  Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for their benefit, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases.  Such sales may be adjourned and continued from time to time with or without notice.  Lender shall have the right to conduct such sales on each Grantor’s premises or elsewhere and shall have the right to use such Grantor’s premises without charge for such time or times as Lender reasonably deems necessary or advisable.

(b) If any Event of Default shall have occurred and be continuing, each Grantor further agrees, at Lender’s request, to assemble the Collateral and make it available to Lender at a place or places designated by Lender which are reasonably convenient to Lender and such Grantor, whether at such Grantor’s premises or elsewhere.  Until Lender is able to effect a sale, lease, or other disposition of Collateral, Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Lender.  Lender shall have no obligation to the Grantors to maintain or preserve the rights of the Grantors as against third parties with respect to Collateral while Collateral is in the possession of Lender.  Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Lender’s remedies with respect to such appointment without prior notice or hearing as to such appointment.  Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Bridge Loan Agreement, and only after so paying over such net proceeds, and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to the Grantors.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction.  Each Grantor agrees that ten (10) days prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees and other expenses incurred by Lender to collect such deficiency.

(c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(d) Lender shall not be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, a Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof.  Lender shall not be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative.  To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY.

For the purpose of enabling Lender to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Lender shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Lender, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

9. LIMITATION ON LENDER’S DUTY IN RESPECT OF COLLATERAL.

Lender shall use reasonable care with respect to the Collateral in its possession or under its control.  Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

10. REINSTATEMENT.

This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against a Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11. NOTICES.  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be addressed to the party to be notified at the address set forth in Annex D to the Bridge Loan Agreement (or such other address as may be substituted by notice given in the manner required by Section 10.9 of the Bridge Loan Agreement), and given in the manner required by Section 10.9 of the Bridge Loan Agreement.

12. SEVERABILITY.  Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.  This Security Agreement is to be read, construed and applied together with the Bridge Loan Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Lender and the Grantors with respect to the matters referred to herein and therein.

13. NO WAIVER; CUMULATIVE REMEDIES.  Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth.  A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion.  No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.  None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and the Grantors.

14. LIMITATION BY LAW.  All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

15. TERMINATION OF THIS SECURITY AGREEMENT.  Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date; provided, that the provisions of Section 5(d) shall survive the Termination Date..

16. SUCCESSORS AND ASSIGNS.  This Security Agreement and all obligations of the Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Lender, hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns.  No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Lender, hereunder.  A Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

17. COUNTERPARTS.  This Security Agreementmay be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.  Facsimile or other electronic transmissions (including by email and PDF) of any executed original document and/or retransmission of any executed facsimile or other electronic transmission shall be deemed to be the same as the delivery of an executed original.

18. GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GRANTORS AND LENDER PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT LENDER AND THE GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE BROWARD COUNTY, FLORIDA AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER.  EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SUCH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUMNONCONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

19. WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG LENDER AND THE GRANTOR SARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

20. SECTION TITLES.  The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

21. NO STRICT CONSTRUCTION.  The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

22. ADVICE OF COUNSEL.  Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

23. BENEFIT OF LENDER.  All Liens granted or contemplated hereby shall be for the benefit of Lender, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Bridge Loan Agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

IMPERIAL INDUSTRIES, INC.

By:	/s/ Howard L. Ehler, Jr.
Name:	Howard L. Ehler, Jr.
Title:	Chief Operating Officer

PREMIX-MARBLETITE MANUFACTURING CO., INC.

By:	/s/ Howard L. Ehler, Jr.
Name:	Howard L. Ehler, Jr.
Title:	Vice President

Q.E.P. CO., INC., as Lender

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	CEO & Chairman